SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2001

                                  CWABS, INC.

                                  (Depositor)

       (Issuer in respect of Asset-Backed Certificates, Series 2001-BC1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWABS, INC.
                           Asset-Backed Certificates
                                Series 2001-BC1

On June 25, 2001, The Bank of New York, as Trustee for CWABS, INC., Asset-Backed Certificates Series 2001-BC1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2001, among CWABS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWABS, INC., Asset-Backed Certificates Series 2001-BC1 relating to the distribution date of June 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2001


                                  CWABS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2001

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Certificates, Series 2001-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         64,067,121.25    5.923000%     3,737,378.10    316,224.63    4,053,602.73     0.00       0.00
                        A2         15,504,000.00    6.011000%             0.00     77,662.12       77,662.12     0.00       0.00
                        A3         47,878,000.00    6.237000%             0.00    248,845.91      248,845.91     0.00       0.00
                        A4         25,859,000.00    6.602000%             0.00    142,267.60      142,267.60     0.00       0.00
                        A5         25,414,000.00    7.080000%             0.00    149,942.60      149,942.60     0.00       0.00
                        A6         22,500,000.00    6.565000%             0.00    123,093.75      123,093.75     0.00       0.00
                        AIO       214,722,121.26    0.000000%             0.00    575,410.19      575,410.19     0.00       0.00
                        M1          4,500,000.00    7.247000%             0.00     27,176.25       27,176.25     0.00       0.00
                        M2          3,375,000.00    7.741000%             0.00     21,771.56       21,771.56     0.00       0.00
                        B1          2,250,000.00    8.037000%             0.00     15,069.38       15,069.38     0.00       0.00
                        B2          3,375,000.00    9.021000%             0.00     25,371.56       25,371.56     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        214,722,121.25     -            3,737,378.10  1,722,835.55    5,460,213.65     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         60,329,743.15              0.00
                                A2         15,504,000.00              0.00
                                A3         47,878,000.00              0.00
                                A4         25,859,000.00              0.00
                                A5         25,414,000.00              0.00
                                A6         22,500,000.00              0.00
                                AIO       210,984,743.16              0.00
                                M1          4,500,000.00              0.00
                                M2          3,375,000.00              0.00
                                B1          2,250,000.00              0.00
                                B2          3,375,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        210,984,743.15     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Certificates, Series 2001-BC1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     64,067,121.25     5.923000% 126671KP0    50.270739      4.253475    811.483532
                           A2     15,504,000.00     6.011000% 126671KQ8     0.000000      5.009167  1,000.000000
                           A3     47,878,000.00     6.237000% 126671KR6     0.000000      5.197500  1,000.000000
                           A4     25,859,000.00     6.602000% 126671KS4     0.000000      5.501667  1,000.000000
                           A5     25,414,000.00     7.080000% 126671KT2     0.000000      5.900000  1,000.000000
                           A6     22,500,000.00     6.565000% 126671KU9     0.000000      5.470833  1,000.000000
                           AIO   214,722,121.26     0.000000% 126671KZ8     0.000000      2.557379    937.709970
                           M1      4,500,000.00     7.247000% 126671KV7     0.000000      6.039167  1,000.000000
                           M2      3,375,000.00     7.741000% 126671KW5     0.000000      6.450833  1,000.000000
                           B1      2,250,000.00     8.037000% 126671KX3     0.000000      6.697500  1,000.000000
                           B2      3,375,000.00     9.021000% 126671KY1     0.000000      7.517500  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     214,722,121.25       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Certificates, Series 2001-BC1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       210,984,743.16   210,984,743.16
Loan count                   2447             2447
Avg loan rate          10.785457%            10.79
Prepay amount        3,555,323.49     3,555,323.49

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees       89,467.55        89,467.55
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period        232,285.17       232,285.17

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                4,183,489.29     4,183,489.29
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            214,722,121.25
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         166                14,679,457.55
60 to 89 days                          53                 4,478,151.25
90 or more                             26                 2,482,101.64
Foreclosure                            16                 1,321,004.00

Totals:                               261                22,960,714.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,460,213.65          5,460,213.65
Principal remittance amount            3,737,378.10          3,737,378.10
Interest remittance amount             1,722,835.55          1,722,835.55